                           INDEPENDENT AUDITORS' CONSENT

We  consent  to the  use  in  this  Pre-Effective  Amendment  to  the  Registration
Statement  No.  (333-73572)  of Medix  Resources,  Inc.  on Form S-2 of our  report dated  March  19,  2002,  appearing  in the  Prospectus,  which  is  part  of  this
Registration  Statement.  We  also  consent  to  the  reference  to  us  under  the headings "Experts" in such Prospectus.

                                                Ehrhardt Keefe Steiner & Hottman PC

March 29, 2002
Denver, Colorado